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Exhibit 4.4

Incorporated Under the Laws of the State of Delaware
April 17, 2001

P-	____________

CLEAN ENERGY FUELS CORP.
SERIES __ PREFERRED STOCK
99,000,000 SHARES COMMON STOCK $0.0001 PAR VALUE	1,000,000 SHARES PREFERRED STOCK $0.0001 PAR VALUE

__________________________ (__________________________)
FULLY PAID AND NON-ASSESSABLE SHARES

SECRETARY	PRESIDENT

A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES OF STOCK AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS MAY BE OBTAINED BY ANY STOCKHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE FROM THE SECRETARY OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT- . . . . .Custodian. . . .
TEN ENT	-	as tenants by the entireties	(Cust) (Minor)
JT TEN	-	as joint tenants with right of	under Uniform Gifts to Minors
		survivorship and not as tenants	Act. . . . . . . . . . . . . .
		in common	(State)

Additional abbreviations may also be used though not in the above list.

For value received, __________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------------------------------
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
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-------------------------------------------------------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------------------------------------------------------ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
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            NOTICE --------------------------------------------------------------------------------
             THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
            WITH THE NAME AS WRITTEN UPON THE FACE OF THE
            CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
            OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

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 THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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  Exhibit 4.4